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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K
                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                Date of Report (Date of earliest event reported):
                                 August 15, 2007


                         AVANT IMMUNOTHERAPEUTICS, INC.
               (Exact name of registrant as specified in charter)


       Delaware                      0-15006                    13-3191702
   (State or other          (Commission file number)           (IRS employer
    jurisdiction                                            identification no.)
  of incorporation)

                                119 Fourth Avenue
                        Needham, Massachusetts 02494-2725
               (Address of principal executive offices) (Zip code)

               Registrant's telephone number, including area code:
                                 (781) 433-0771

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)) LIBC/3057888.2


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

Item 3.01-Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

      On August 15, 2007, AVANT Immunotherapeutics, Inc. (the "Company") received a letter from the Listing Qualifications Department of The NASDAQ Stock Market indicating that the Company is not in compliance with NASDAQ Marketplace Rules 4450(b)(1)(A) and (B) because the Company's market value and total assets and revenue have been below the minimum $50,000,000 requirement for the last 10 consecutive trading days. This notification has no effect on the listing of the Company's common stock at this time. The Company will have 30 calendar days, or until September 14, 2007, to regain compliance in accordance with Marketplace Rule 4450(e)(4). The Company will seek to regain compliance within the 30-day cure period.

      To regain compliance, on August 20, 2007, the Company applied to list its common stock on the NASDAQ Capital Market and NASDAQ will determine whether the Company meets the NASDAQ Capital Market continued listing criteria. Because the Company has submitted a transfer application to the NASDAQ Capital Market before September 14, 2007, the initiation of the delisting proceedings will be stayed pending NASDAQ's review of the application.

      On August 21, 2007 the Company issued a press release announcing its receipt of the notification letter. A copy of the press release is attached hereto as Exhibit 99.1.


Item 9.01.  Financial Statements and Exhibits.

     (d) Exhibits

Exhibit
Number       Description of Exhibit

99.1         AVANT Immunotherapeutics, Inc. Press Release, dated August 21, 2007

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                         AVANT IMMUNOTHERAPEUTICS, INC.

Dated: August 21, 2007                   By:   /s/ Avery W. Catlin
                                              ----------------------------------
                                               Avery W. Catlin
                                               Title:  Senior Vice President and
                                                       Chief Financial Officer

                                  EXHIBIT INDEX

The following designated exhibit is furnished herewith:

Exhibit
Number      Description of Exhibit

99.1        AVANT Immunotherapeutics, Inc. Press Release, dated August 21, 2007